THE NEVIS FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 14, 2005
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2004, AS
                 SUPPLEMENTED OCTOBER 21 AND NOVEMBER 17, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND SHOULD BE READ IN CONJUNCTION WITH SUCH SAI.

CHANGE TO CLARIFY WHICH EXPENSES WILL BE PAID BY THE FUND'S INVESTMENT ADVISER
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The SAI is hereby amended and supplemented to clarify that the investment adviser will pay only ordinary expenses incurred in the conduct of the Fund's operations. Accordingly, in the section entitled "Fund Management," the third paragraph of the sub-section entitled "Investment Adviser" is deleted and the following language is hereby added:

         The Adviser has contractually agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business. For purposes of the investment management agreement, commissions related to the Fund's portfolio transactions are not considered operating expenses, but are instead considered "investment" expenses and will, therefore, be paid by the Fund.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE